FREEDOM VARIABLE ANNUITY
Issued Through
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
By
KANSAS CITY LIFE INSURANCE COMPANY

Supplement Dated December 1, 2003
to Prospectus Dated May 1, 2003

The following disclosure replaces disclosure in the Freedom Annuity prospectus as indicated below.

Replace the first paragraph in the section “Premium Allocation” on page 2 of your prospectus with the following:
Premium Allocation. You direct the allocation of premium payments among the Subaccounts of the Variable Account and/or the Fixed Account. In the Contract application, you specify the percentage of the premium, in whole numbers, you want allocated to each Subaccount and/or to the Fixed Account. We will invest the assets of each Subaccount in a corresponding Portfolio of a designated Fund. The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Subaccounts. We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate of 3% per year. We may declare a higher current interest rate. The aggregate amount you allocate to the Fixed Account may not exceed 15% of the Contract Value.

Replace the first paragraph in the section, “Allocation of Premiums,” on page 14 of your prospectus with the following:

At the time of application, you select how we will allocate premiums among the Subaccounts and the Fixed Account. The total amount allocated to the Fixed Account may not exceed 15% of the Contract Value. You can change the allocation percentages at any time by sending Written Notice to us. You may also change your allocation by telephone, facsimile, and electronic mail if you have provided proper authorization. (See “Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations,” page 21.)

The following restriction has been added to the first paragraph in the section, “Transfer Privilege,” on page 16 of your prospectus:

  transfers to the fixed account will be limited so that the value in the fixed account after the transfer does not exceed 15% of the contract value.

Replace the first paragraph in the section, “Dollar Cost Averaging Plan,” on page 16 of your prospectus with the following:

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If you elect this plan, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts or the Fixed Account. The maximum amount that can be transferred into the Fixed Account through the Dollar Cost Averaging Plan is 15% of the contract value. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We do not guarantee that the Dollar Cost Averaging Plan will result in a gain or prevent a loss.

Replace the first paragraph in the section, “The Fixed Account,” on page 22 of your prospectus with the following:

You may allocate some or all of the premiums and transfer some of the Variable Account Value to the Fixed Account. The percentage of funds allowed in the Fixed Account may not exceed 15% of the total contract value at any time. If a transfer to the Fixed Account cause the value to exceed 15% of the total contract value, we have the option to transfer the excess amount to the Federated Prime Money Fund II Subaccount. This transfer will not be charged a Transfer Processing Fee and will not be counted against your total number of free transfers. You may also make transfers from the Fixed Account, but restrictions may apply. (See “Transfers from Fixed Account,” page 23.) The Fixed Account is part of our General Account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 3%. We guarantee the amount of premiums paid plus guaranteed interest and less applicable deductions.

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This supplement should be retained with your Freedom Annuity prospectus for future reference. If you have any questions or would like to request a current prospectus, please contact Kansas City Life’s Home Office at (800) 616-3670.